Summit Therapeutics ASCO 2026 Update Call June 1, 2026 7:00am ET

Forward Looking Statement Any statements in this presentation about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., and other collaborations, the intended use of the net proceeds from the private placements the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the expected timing of BLA submissions or FDA decisions, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, the Company’s estimates regarding stock-based compensation, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to sell shares of our common stock under the ATM Program, the conditions affecting the capital markets, general economic, industry, or political conditions, including the effects of geopolitical developments, domestic and foreign trade policies, and monetary policies, the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, global public health crises, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of filings that the Company makes with the Securities and Exchange Commission. Summit defines a “positive study” as a clinical study that with one or more prespecified primary endpoints in which one of those endpoints achieves a statistically significant benefit according to the protocol or statistical analysis plan. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation. Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  Summit Therapeutics and the Summit Therapeutics logo are trademarks of Summit Therapeutics Inc. Copyright 2026, Summit Therapeutics Inc. All Rights Reserved.2 Summit Proprietary Information - Do Not Copy or Distribute ASCO Update Call June 2026

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  31 May 2026 Ivonescimab plus chemotherapy versus tislelizumab plus chemotherapy in previously untreated advanced squamous non-small cell lung cancer: Overall survival results of the Phase 3 HARMONi-6 Chen Zhiwei1, Fang Yang2, Yongzhong Luo3, Longhua Sun4, Lin Wu3, Zhengxiang Han5, Yun Fan6, Yanqiu Zhao7, XingYa Li8, Haipeng Xu9, Xiangjiao Meng10, Ying Liu11, Zhiye Zhang12, Hui Luo13, Qin Shi14, Xuelei Ma15, Xuezhen Ma16, Zhongmin Zhang17, Michelle Y. Xia18, Shun Lu1 1Shanghai Chest Hospital, Shanghai, Jiao Tong University, School of Medicine, Shanghai, China; 2Harbin Medical University Cancer Hospital, Harbin, China; 3Hunan Cancer Hospital, Changsha, China; 4The First Affiliated Hospital of Nanchang University, Nanchang, China; 5The Affiliated Hospital of Xuzhou Medical University, Xuzhou, China; 6Zhejiang Cancer Hospital, Hangzhou, China; 7Henan Cancer Hospital, Zhengzhou, China; 8The First Affiliated Hospital of Zhengzhou University, Zhengzhou, China; 9Fujian Provincial Tumor Hospital, Fuzhou, China; 10Shandong Cancer Hospital and Institute, Jinan, China; 11Jilin Cancer Hospital, Changchun, China; 12The First Affiliated Hospital of Henan University of Science and Technology, Luoyang, China; 13Jiangxi Cancer Hospital, Nanchang, China; 14Fuzhou pulmonary hospital of fujian, Fuzhou, China; 15West China Hospital of Sichuan University, Chengdu, China; 16Qingdao Central Hospital, Qingdao, China; 17Linyi People's Hospital, Linyi, China; 18Akeso Biopharma, Inc., Zhongshan, China ASCO 2026 Plenary Session Note: HARMONi-6 is a single region Phase III study conducted in China sponsored by Akeso with data generated and analyzed by Akeso.

Study Design

HARMONi-6

A multicenter, randomized, double-blind, parallel-controlled phase III study

Key Eligibility Criteria

- Pathologically confirmed sq-NSCLC
- Stage IIIB-IV
- No prior systemic therapy
- No EGFR mutations or ALK rearrangements
- ECOG PS 0 or 1

R
1:1

N=532

Ivonescimab (20 mg/kg, Q3W)
+ Carboplatin (AUC 5, Q3W)
+ Paclitaxel (175 mg/m^2, Q3W)
up to 4 cycles
→ Ivonescimab
(20 mg/kg, Q3W)
up to 24 months

Tislelizumab (200 mg, Q3W)
+ Carboplatin (AUC 5, Q3W)
+ Paclitaxel (175 mg/m^2, Q3W)
up to 4 cycles
→ Tislelizumab
(200 mg, Q3W)
up to 24 months

Stratification Factors:

- Stage: IIIB/IIIC vs. IV
- PD-L1 TPS: ≥1% vs. <1%

Endpoints:

- **Primary endpoint: PFS by IRRC per RECIST v1.1**
- Key secondary endpoint: OS
- Secondary endpoints: PFS by INV, ORR, DCR, DoR, TTR and safety

Abbreviations: ALK, anaplastic lymphoma kinase; ECOG PS, Eastern Cooperative Oncology Group performance score; R, randomization; AUC, area under the curve; Q3W, every three weeks; IRRC, independent radiology review committee; RECIST v1.1, response evaluation criteria in solid tumors version 1.1; PFS, progression-free survival; OS, overall survival; INV, investigator; ORR, overall response rate; DCR, disease control rate; DoR, duration of response; TTR, time to response.

Sponsor: Akeso Inc.

ASCO 2026 Plenary Session

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  Baseline Characteristics Tislelizumab + chemo (N=266) Ivonescimab + chemo (N=266)Characteristics, n(%) 139 (52.3)135 (50.8)< 65 Age, years 127 (47.7)131 (49.2)≥ 65 238 (89.5)256 (96.2)Male Sex 28 (10.5)10 (3.8)Female 42 (15.8)42 (15.8)0 ECOG PS* 222 (83.5)224 (84.2)1 37 (13.9)21 (7.9)Never Smoking history 229 (86.1)245 (92.1)Current/Former 20 (7.5)21 (7.9)IIIB/IIIC Disease stage 246 (92.5)245 (92.1)IV 158 (59.4)178 (66.9)Central type Tumor characteristics 44 (16.5)49 (18.4) Major blood vessel encasement 23 (8.6)24 (9.0)With cavity 79 (29.7)86 (32.3)With hemoptysis history 105 (39.5)105 (39.5)<1% PD-L1 TPS 161 (60.5)161 (60.5)≥ 1% 99 (37.2)112 (42.1)1-49% 62 (23.3)49 (18.4)≥ 50% 39 (14.7)42 (15.8)≥3 metastatic sites Metastases sites 45 (16.9)28 (10.5)Liver metastases 17 (6.4)9 (3.4)Brain metastases *Two patients’ ECOG PS were missing in the tislelizumab plus chemotherapy arm. ASCO 2026 Plenary Session

Overall Survival (interim analysis)

HARMONi-6

Ivonescimab with chemotherapy significantly improved OS



78.9%
64.7%
72.2%
48.6%
Overall Survival (%)
100
90
80
70
60
50
40
30
20
10
0
0
3
6
9
12
15
18
21
24
27
30
Months

No. at risk (censored)

Ivonescimab +Chemo	266(0)	252(0)	238(0)	224(0)	202(8)	152(46)	119(73)	85(100)	49(135)	15(168)	0(182)
Tislelizumab +Chemo	266(0)	257(0)	238(0)	211(0)	186(6)	142(36)	113(55)	80(77)	43(107)	12(136)	0(146)

	Ivonescimab + chemo (N=266)	Tislelizumab + chemo (N=266)
mOS, months (95% CI)	**27.89** (27.89, NE)	23.69 (20.11, NE)
Stratified HR (95% CI)	**0.66** (0.50, 0.87)	
p-value	**0.0017**	

OS significance boundary: 0.0049

The median OS in the ivonescimab group would have not been reached without the last single event

- Data cutoff date: Feb 27, 2026
- Median Follow-up: 21.36 months

Abbreviation: mOS, median overall survival; NE, not estimable; HR, hazard ratio; CI, confidence interval

ASCO 2026 Plenary Session

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  OS benefit was consistent across key subgroups Subgroup Analysis of Overall Survival Median OS and HR will not be reported for subgroups with fewer than 10 events Hazard ratio (95% CI) Tislelizumab+chemoIvonescimab+chemo Characteristic Events/Number of subjectsEvents/Number of subjects Hazard ratio (95% CI)ASCO 2026 Plenary Session 84/266 31/135 53/131 79/256 5/10 10/42 74/224 7/21 77/245 39/105 45/161 32/112 13/49 18/42 66/224 11/28 73/238 2/9 82/257 Brain metastases Yes No Liver metastases Yes No ≥3 metastases sites Yes No PD-L1 TPS <1% ≥1% 1 – 49% ≥50% Disease Stage IIIB/IIIC IV ECOG PS 0 1 Sex Male Female Overall Age, Years <65 ≥65 120/266 63/139 57/127 110/238 10/28 21/42 99/222 8/20 112/246 56/105 64/161 43/99 21/62 28/39 92/227 25/45 95/221 12/17 108/249 0.66 (0.50, 0.87) 0.43 (0.28, 0.67) 0.93 (0.64, 1.36) 0.63 (0.47, 0.84) 0.47 (0.22, 0.99) 0.71 (0.52, 0.96) 0.63 (0.48, 0.86) 0.64 (0.43, 0.96) 0.68 (0.46, 0.99) 0.67 (0.42, 1.05) 0.64 (0.32, 1.31) 0.47 (0.26, 0.85) 0.70 (0.51, 0.97) 0.69 (0.34, 1.41) 0.68 (0.50, 0.92) 0.71 (0.53, 0.95)

Ivonescimab with chemotherapy showed consistent OS improvement across subgroups stratified by PD-L1 expression levels Overall survival by PD-L1 expression levels ASCO 2026 Plenary Session Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). • The subgroup analysis was descriptive and not formally powered

Safety Summary

HARMONi-6

Ivonescimab plus chemotherapy showed a manageable safety profile in squamous NSCLC

	Ivonescimab + chemo (N=266)	Tislelizumab + chemo (N=265)
TRAE	264 (99.2)	263 (99.2)
Grade ≥ 3 TRAE	184 (69.2)	156 (58.9)
Serious TRAE	110 (41.4)	91 (34.3)
Leading to ivonescimab or tislelizumab discontinuation	14 (5.3)	12 (4.5)
Leading to death	10 (3.8)	11 (4.2)
Grade ≥ 3 irAE#	34 (14)	36 (14)

- Data are n (%)
- # immune-related adverse events were assessed by investigators

Abbreviation: TRAE, treatment-related adverse events.

ASCO 2026 Plenary Session

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  Possibly VEGF-related adverse events Ivonescimab exhibited similar irAEs to tislelizumab. Abbreviation: VEGF, vascular endothelial growth factor; AEs, adverse events; irAEs, immune-related adverse events. # AE terms were grouped terms. Possibly VEGF-related AEs occurred more frequently in the ivonescimab arm, most of which were Grade 1-2. Tislelizumab + chemo (N=265)Ivonescimab + chemo (N=266)Possibly VEGF- Related AEs# Grade ≥3Grade 2Grade 1Any GradeGrade ≥3Grade 2Grade 1Any Grade 08 (3.0)26 (9.8)34 (12.8)18 (6.8)60 (22.6)35 (13.2)113 (42.5)Proteinuria 2 (0.8)6 (2.3)24 (9.1)32 (12.1)7 (2.6)20 (7.5)39 (14.7)66 (24.8)Haemorrhage 5 (1.9)7 (2.6)3 (1.1)15 (5.7)10 (3.8)22 (8.3)7 (2.6)39 (14.7)Hypertension 00003 (1.1)01 (0.4)4 (1.5) Arterial thromboembolism 1 (0.4)2 (0.8)03 (1.1)02 (0.8)02 (0.8) Venous thromboembolism 000001 (0.4)01 (0.4)Fistula • # AE terms were grouped terms • Data are n (%) ASCO 2026 Plenary Session

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  Conclusions • Ivonescimab with chemotherapy significantly improved OS in advanced squamous NSCLC first- line treatment compared with tislelizumab with chemotherapy • mOS: 27.89 vs. 23.69, HR=0.66 (95%CI: 0.50, 0.87), p=0.0017 • Ivonescimab with chemotherapy showed comparable safety profile to tislelizumab with chemotherapy • ≥ G3 TRAE: 69.2% vs. 58.9% • Similar rates of AEs leading to discontinuation or death between the two arms ASCO 2026 Plenary Session • HARMONi-6 supports adoption of ivonescimab with chemotherapy as a new standard for patients with advanced squamous NSCLC in first-line treatment in China • A global phase III study (HARMONi-3, NCT05899608) is underway

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).  Favors Ivonescimab+chemo Favors Tislelizumab+chemo Refresh from ESMO 2025 Presentation: Subgroup Analysis of PFS by IRRC (Oct 2025 Presentation) • PFS benefit favored ivonescimab across all key subgroups. • Observed important baseline imbalances in the older patient subgroup (Age ≥65), such as target lesion size, brain metastases. After adjusting for these covariates, the adjusted HR for Age ≥65 was 0.69. If the number of events at a level of a subgroup is less than 10, the median PFS and hazard ratio will not be provided. ESMO 2025 Presidential Symposium Shun Lu Previously Presented PFS Data – Oct 2025 (ESMO 2025 and Chen, et. al., The Lancet)

Most Advanced, First-in-Class, PD-1/VEGF Bispecific Antibody


Anti-VEGF
Anti-PD-1

Ivonescimab: The Numbers

>4,000 Trial Patients — Patients Dosed in All Clinical Trials[2]

155 Total Trials[1] — Total Trials Involving Ivonescimab on clinicaltrials.gov

47 Sponsored Trials[1] — Total Ivonescimab Trials Sponsored by Summit, Akeso, or GORTEC

15 Phase III Trials[1] — Phase III Trials in Multiple Tumor Types[1]

4 Phase III Trials with Positive Results — Positive Phase III Readouts to Date

The only in-class Phase III Readouts

2 Chinese Approvals[3] — Indications Approved in China by the NMPA

>70,000 Commercial Patients in China[3] — Patients Dosed Commercially in China

Abbreviations: PD-1=programmed cell death protein 1; VEGF=vascular endothelial growth factor; NMPA = National Medical Products Administration (China)
References: 1. Total sponsored (by Summit, Akeso, or GORTEC) clinical trials as of May 20, 2026, via clinicaltrials.gov or public announcement; 2. Data on File 56, 57. Summit Therapeutics Inc. 3. Akeso March 27, 2026 press release, *Akeso Reports Full-Year 2025 Financial Results*

Summit therapeutics

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Ivonescimab Development: HARMONi Summit Pipeline

HARMONi	HARMONi-3	HARMONi-7	HARMONi-GI3
EGFRm NSCLC post-TKI	***1L NSCLC***	***1L NSCLC: PD-L1 High***	***1L CRC***
Ivonescimab + chemo vs. placebo + chemo	*Ivonescimab + chemo vs. pembrolizumab + chemo*	*Ivonescimab vs. pembrolizumab*	*Ivonescimab + chemo vs. bevacizumab + chemo*
Enrollment Complete	**SQ: enrollment complete** **nSQ: screening complete**	**Enrolling**	**Enrolling**

Collaborations

GORTEC: enrolling Ph3 ILLUMINE Study: HNSCC
RevMed: enrolling Novel RAS(ON)i: NSCLC, PDAC, CRC
Future collaboration with ADC

>65 ISTs Supported[1]

22 Currently Enrolling
5 via MD Anderson Collaboration

>50

Ivonescimab Publications[2]

References: 1. In Summit license territories, Data on File 55. Summit Therapeutics Inc. Supported = at a minimum, a notification of support communicated to PI; 2. Publications available at smmttx.com, Accessed on May 31, 2026.

Abbreviations: 1L=first-line; 2L=second-line; ADC=antibody drug conjugate; Chemo=chemotherapy; CRC=colorectal cancer; EGFRm+=epidermal growth factor receptor mutant positive; ISTs=Investigator Sponsored Trials; NSCLC=non-small-cell lung cancer; PDAC=pancreatic ductal adenocarcinoma; HNSCC=head and neck squamous cell carcinoma; PD-L1=programmed cell death-ligand 1; RAS=renin-angiotensin system; RASi=RAS inhibitor; RAS(ON)i=RAS inhibitor to RAS proteins in ON state (revmed.com/science, Accessed May 31, 2026); SCLC=small cell lung cancer; incl.=including; vs.=versus. Reference: ClinicalTrials.gov

Summit therapeutics

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Best Change in Tumor from Baseline Summary of Efficacy & Safety Ivonescimab + FOLFOX 10 mg/kg (n=24) Ivonescimab + FOLFOX 20 mg/kg (n=24) 70.8%70.8%ORR, % 100%100%DCR, % 41.5%79.1%Landmark 9-month DoR Landmark 9-month PFS 70.1%76.1%9-month PFS (44.9, 85.4)(51.7, 89.4)(95% CI), % Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Phase II CRC ORR 70.8%, DCR 100% Ivonescimab plus Chemotherapy in 1L CRC DCR, disease control rate; PFS, progression free survival

16 The Next Exciting Steps for Summit & Ivonescimab 1H26 HARMONi-3 nSQ: Completed screening, patient enrollment expected to complete 2H26 HARMONi-3 SQ: PFS, interim OS data readout expected HARMONi: BLA PDUFA Date in November 1H27 HARMONi-3 nSQ: PFS data readout expected Anti-VEGF Anti-PD-1 Abbreviations: BLA=Biologics License Application; EGFRm+=epidermal growth factor receptor mutant positive; NSCLC=non-small-cell lung cancer; nSQ=non-squamous; OS=overall survival; PD-1=programmed cell death protein 1; PD- L1=programmed cell death-ligand 1; PFS=progression-free survival; SQ=squamous; VEGF=vascular endothelial growth factor; TKI=tyrosine kinase inhibitor. Continuing Acceleration of Clinical Development Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA).

Ivonescimab Revenue Potential by 2033

$15B+



Glioblastoma
Nasopharyngeal Carcinoma
Merkel Cell Carcinoma
Classic Hodgkin Lymphoma
Head & Neck Squamous Cell Cancer
Esophageal Cancer
Thyroid Cancer
Primary Mediastinal Large B-Cell Lymphoma
Malignant Pleural Mesothelioma
Small Cell Lung Cancer
Non-Small Cell Lung Cancer
Triple-Negative Breast Cancer
Cutaneous Squamous Cell Cancer
Basel Cell Carcinoma
Gastroesophageal Junction Cancer
Biliary Tract Carcinoma
Gastric Cancer
Pancreatic Cancer
Hepatocellular Carcinoma
Melanoma
Gastrointestinal stromal tumor
Primary Peritoneal Cancer
MSI-H or dMMR Colorectal Cancer
Renal Cell Carcinoma
Colorectal Cancer
Urothelial Carcinoma
Ovarian Cancer
Endometrial Carcinoma
MSI-H or dMMR Endometrial Carcinoma
Fallopian Tube
Cervical Cancer
Soft Tissue Sarcoma

$90B+

2028 PD-(L)1 Addressable Market[2]

$20B+

2028 VEGF Addressable Market[2]

50+ Approved Indications for PD-(L)1 & VEGF Therapies[1]

- Approved Anti-VEGF Therapies
- Approved Anti PD-(L)1 Therapies
- Approved Anti PD-(L)1 & Anti-VEGF Therapies
- Where Summit is currently exploring globally

1. KEYTRUDA® USPI, OPDIVO® USPI, LIBTAYO® USPI, IMFINZI® USPI, BAVENCIO® USPI, JEMPERLI® USPI, TECENTRIQ® USPI, ZYNYZ® USPI, AVASTIN® USPI, CYRAMZA® USPI, LENVIMA® USPI, INLYTA® USPI, SUTENT® USPI. 2. TD Cowen and IQVIA, estimates. Abbreviations: EGFRm=epidermal growth factor receptor mutation; NSCLC=non-small-cell lung cancer; PD-1=programmed cell death protein 1; PD-L1=programmed cell death-ligand 1; TNBC=triple-negative breast cancer; VEGF=vascular endothelial growth factor

Additional Comments, Questions & Answers